Exhibit 99.2

Corporate Overview September 30, 2015

Safe Harbor This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations and financial conditions of Amicus including but not limited to preclinical and clinical development of Amicus’ candidate drug products, cash runway, and the timing and reporting of results from clinical trials evaluating Amicus’ candidate drug products. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “potential,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although Amicus believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus’ forward-looking statements due to numerous known and unknown risks and uncertainties, including the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2014. All forward-looking statements are qualified in their entirety by this cautionary statement, and Amicus undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

Company Mission Amicus Therapeutics is a biotechnology company at the forefront of developing advanced therapies to treat a range of devastating rare and orphan diseases

Amicus Value Proposition Building One of the World’s Leading Rare Disease Biotechnology Companies Multiple platform technologies to address current ERT limitations Next-generation late preclinical Pompe ERT to significantly improve uptake and tolerability Financial strength to develop and deliver improved therapies to patients Experienced Leadership team Fabry franchise, led by differentiated personalized medicine for patients with amenable mutations Late-stage, potential first-to-market therapy for Epidermolysis Bullosa (EB)

Advanced Product Pipeline PRODUCT/PLATFORM DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Regulatory Fabry Franchise Migalastat Pharmacological Chaperone Monotherapy & Combination w/ ERT Epidermolysis Bullosa Zorblisa (SD-101) Proprietary Topical Skin Treatment Next-Generation ERTs Pompe Disease ATB200 (rhGAA) + Chaperone Other LSDs Galafold® (migalastat) Personalized Medicine Co-Administration with ERT Next-Gen ERT

Galafold™ Personalized Medicine for Fabry Disease

Fabry Disease Overview Deficiency of α-Gal A enzyme leading to GL-3 accumulation >800 known mutations Symptoms include pain, gastrointestinal problems, angiokeratomas Cardiovascular disease, renal failure, and stroke are leading causes of morbidity and mortality Fatal Lysosomal Storage Disorder with Significant Unmet Needs Despite Existing Therapies 1Mehta 2009, 2Waldek 2009, 3Patel 2011, 4Kampmann 2008, 5Germain 2013 Kidney GL-3

Chaperone Monotherapy: Galafold™ (migalastat HCl)

Unique Mechanism of Action with Orally Bioavailable, Personalized Medicine for Fabry Patients with Amenable Mutations



Pharmacological Chaperone (Oral)
Endoplasmic Reticulum
Golgi Apparatus
Lysosome
Reduced ER Retention
Enhanced Trafficking
Decreased Substrate
Site
Misfolded/Unstable Protein
Substrate Accumulation

30%-50% of Fabry Patients

Amicus Therapeutics

8

Galafold Experience for Fabry

~90 Patients Today Take Galafold as Only Therapy for Fabry Disease



Total patients who have ever taken Galafold:
151

Patients taking Galafold today as only therapy:
~90

Total patient years of therapy:
452

Average retention rate into next study:
96%*

Maximum years on therapy to date:
9.4

Average annual compliance rates:
>90%

Information as of June 2015. All patients are receiving investigational drug, Galafold, as part of ongoing clinical trials
*Retention defined as # of patients who completed a study and chose to enter extension, e.g., Study 011 12-mo into 24-mo extension

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Amicus Therapeutics

Two Successful Global Registration Studies Positive Results Support Global Approvals of Galafold for Patients with Amenable Mutations Stability of kidney function Data in ERT-naïve (Study 011) and ERT switch (Study 012) patients show: Reduction in disease substrate Reduction in cardiac mass (LVMi) Improvement in gastrointestinal symptoms1 Generally safe and well tolerated 1 Study 011 (not evaluated in Study 012)

Global Regulatory Strategy Pre-NDA meeting held 3Q15 Primary endpoint of substrate reduction, supported by totality of data NDA submission planned 4Q15 (Subpart H) MAA validated 2Q15 (Centralized Procedure) Accelerated Assessment Comparability to ERT (Study 012) MAA Submitted in Europe and NDA on Track for 2H15 in U.S. ROW submission process initiated in several geographies

Global Fabry Market Global Fabry Market Exceeded $1.1B in FY14 and Tracking Toward $2B by 2021 Fabrazyme Replagal Projected growth $M Fabry ERT sales increased 13.8% in 2014, continuing trend of double-digit annual growth1 U.S. and Western Europe KOLs expect continued market growth: “The number of diagnosed patients will increase. We keep identifying new patients, and this number is not decreasing year on year. I would not be surprised if it gets close to doubling in next 10 years.” – UK Fabry KOL 1Genzyme and Shire 10-Ks

Galafold Commercial Opportunity

Attractive Commercial Opportunity with Significant Number of Patients with Amenable Mutations


Undiagnosed Patients
Diagnosed Untreated Patients
ERT-Treated Pts
= amenable mutations

- 5-10K diagnosed WW (51% female/49% male[1])
- 10% annual growth in diagnosis expected to continue[2]
- 40-50% of diagnosed patients not on ERT today
- 30-50% with amenable mutations
- Newborn screening studies suggest prevalence of ~1:1000 to ~1:400

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[1]Fabry Registry 2011; [2]Third Party Market Research, 2015

Amicus Therapeutics

Global Pre-Commercial Activities Hiring experienced team European headquarters selected Medical outreach underway Patient advocacy ongoing Access and reimbursement Designing product experience Amicus is Building on Global Galafold Experience to Prepare for Successful Launch territories with clinical sites

Zorblisa™ for Epidermolysis Bullosa (EB)

Epidermolysis Bullosa (EB) is a $1B+ potential market1 with significant unmet need and no approved treatments Zorblisa™ has strong clinical data to date with Breakthrough Therapy Designation Phase 3 study underway for all major EB subtypes Leverages Scioderm’s EB experience and Amicus’ rare disease expertise to accelerate development for patients Amicus-Scioderm: Significant Value for All Key Stakeholders 1 Third party market research - Brett Kopelan, Executive Director, Dystrophic Epidermolysis Bullosa Research Association of America (DebRA) Amicus is a champion of the rare disease community, and together with Scioderm, understands our sense of urgency to see a treatment approved for EB. The EB community will be well-served by the experience and broad, global capabilities that Amicus adds to Scioderm” Acquisition Significantly Augments Amicus' Pipeline and Leverages Our Patient-Centric, Rare Disease Expertise to Benefit Epidermolysis Bullosa Community

Epidermolysis Bullosa (EB) Multiple genes cause disease which results in fragility of skin and can also affect internal organs Diagnosed from infancy to adulthood Severe blistering, open wounds and scarring in response to minor friction to the skin Disfiguring, excruciatingly painful, and can be fatal Given lack of treatment, any reduction in disease symptoms would be considered meaningful 30,000 – 40,000 diagnosed patients in major global regions Rare, Devastating, Connective Tissue Disorder with No Approved Treatments 1 Third party market research

Patient Perspective www.youtube.com/watch?v=M7qirJXWhzc A Patient Provided Insight Into the Heavy Burden of Living with EB

Three Major EB Subtypes

Three Major EB Subtypes Differ By Physical Manifestations, Genetic Makeup, and Prognosis

Skin structure

Sites of primary blister formation



EB Simplex
Epidermis
Basement membrane
Dermis
Anchoring fibrils
Dystrophic EB
Junctional EB

EB subtypes

Represent ~99% of EB Population

Subtypes	Symptoms	Frequency	Mortality risk
Junctional	▪ External blistering ▪ Internal blistering (oral tract, internal organs) ▪ Severe complications can become fatal early in life	~5%	↑ (highest)
Dystrophic	▪ External blistering ▪ Narrowing of esophagus ▪ Higher risk of aggressive skin cancer ▪ Associated with mortality	~20%	
Simplex	▪ Localized and generalized external blistering	~75%	(lowest)

Zorblisa being developed for all major EB subtypes

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Source: Adapted from DebRA America

Amicus Therapeutics

Zorblisa™ Overview Patented High Concentration Allantoin with Breakthrough Therapy Designation Novel, Proprietary Topical Cream Promotes Healing of Wounds in EB and is Differentiated by Applicability for All Major EB Subtypes *Margraf and Covey 1977; Meixell and Mecca 1966; Settle 1969; Meixell and Mecca 1966; Flesch 1958, Fisher 1981; Cajkovac et al., 1992, Medda 1976 Active ingredient AllantoinRoA Proprietary topical cream containing 6% allantoin, applied to entire body once daily Proposed Indication All major EB subtypes (Simplex, Dystrophic and Junctional) Phase of development Phase 3 registration study ongoing Proposed MOA* Aids inflammatory response, bactericidal effects, loosens protein bridges, promotes collagen Formulation Patented formula to deliver high concentration in highly stable, soluble form

Phase 2a Study: Individual Patient Data One-year old girl with EB Simplex Following 2 months of treatment Following 2 months of treatment Baseline Baseline As Depicted Below, Phase 2a Study Demonstrated Significant Healing of Wounds

Phase 2b (Study 003) Design 48 EB patients (age ≥ 6 months)* - 1:1:1 Randomization - Daily Topical Application Placebo (n=17) Zorblisa 6% (n=15) Open-Label Zorblisa (6%) 3-Month Double-Blind Treatment Period Assessments: 0, 14, 30, 60, 90 Days Optional Extension (SD-004) Primary Efficacy Endpoint: Target Wound Healing at Month 1 Baseline wound: Chronic (≥ 21 days), size 5-50 cm2 Zorblisa 3% (n=16) *Initial Disease Severity: Mean target lesion size (cm2) 14.0 (range 5-39); mean lesional BSA: 19.4% (range 0.4-48%); mean wound age (days): 182 (range 21-1,639) EB Subtypes enrolled: Simplex (n=11), Recessive Dystrophic (n=29), and Junctional (n=8) Key Statistical Assumptions: Placebo response rate: 10% Zorblisa response rate: 50% 16 patients/arm = 70% power 42/44 patients entered extension study

Phase 2b (Study 003) Safety Summary Treatment-emergent adverse events (TEAE) similar across treatment groups, including placebo No deaths and no severe TEAEs No serious adverse events reported in Zorblisa 6% group Zorblisa Treatment was Well-Tolerated with Adverse Events Similar Across the Treatment Arms of Placebo, Zorblisa 3%, and Zorblisa 6% Placebo Zorblisa 3% Zorblisa 6% N subjects 17 16 15 n subjects with TEAEs (%) 12 (70.6) 13 (81.3) 9 (60.0) Nasopharyngitis 12% 25% 15% Pyrexia 12% 19% 33% Application Site Pain 6% 19% 13% Pain - - 13% Skin and Subcutaneous Tissue Disorders 35% 19% 20% Pruritus 6% 13% 13% Rash 12% - 7% Rash Erythematous 12% - - Cough 6% - 13% Oropharyngeal Pain 12% - - Rhinorrhea - - 13% Vomiting 6% 6% 13% Nervous System Disorders 18% - 7% Headache 12% - 7% Musculoskeletal and Connective Tissue Disorders 6% 13% - Treatment Emergent Adverse Events ≥10% Frequency

Proportion with Complete Target Wound Closure Over 3 Months Treatment day Proportion completely healed 0.8 0.6 0.4 0.2 0.0 Median Time to Complete Healing: 30 Days Median Time to Complete Healing: 91 Days 67% Reduction in Median Time to Complete Wound Closure; Zorblisa 6% Achieved Statistical Significance at Month 2 Healing with Zorblisa separates from placebo early and continues throughout study Phase 2b (Study 003) Efficacy Results Evaluable Population (n=45) 0 20 40 60 80 100 120 Placebo (N=17) Zorblisa 3% (N=16) Zorblisa 6% (N=12) (Evaluable population only)* *excluded from Evaluable population: 1 patient (due to lost to follow-up), 2 patients (did not have single identified and qualified target lesion)

Proportion with Complete Target Wound Closure Over 3 Months Phase 2b (Study 003) Efficacy Results Subgroup of Patients with Baseline Target Wounds ≥ 10cm2 (n=19) Greatest Separation Between Zorblisa and Placebo at Month 2 in Subjects with Baseline Wounds ≥ 10 cm2 Key Findings Patients with smaller baseline target wounds (<10 cm2) have higher likelihood of spontaneous healing, resulting in higher than anticipated placebo response rate Limiting analysis to patients with larger baseline target wounds (≥ 10 cm2) enhances ability to demonstrate treatment effect Within this subgroup, 50% patients on Zorblisa 6% experienced complete wound closure at Month 2 vs 12.5% of patients on placebo Informed Phase 3 Primary Endpoint and further supported FDA agreement on NDA Subjects with baseline target wound size of >=10 cm2 (Evaluable population only)* 0.0 0.2 0.4 0.6 0.8 0 20 40 60 80 100 120 Placebo (N=8) Zorblisa 3% (N=7) Zorblisa 6% (N=4) Proportion completely healed Treatment day * Subjects 103002, 103004, 104003 are excluded from Evaluable population Δ 37.5%

Phase 2b (Study 003) Individual Patient Data 8 year old female with EB (Recessive Dystrophic) 3 year old male with EB (Simplex) Baseline 2-Months Post-Treatment Baseline 2-Weeks Post-Treatment

Pivotal Phase 3 (Study 005) Underway Study Design Supported by Both FDA and EMA ~150 EB patients (age ≥ 1 month) 1:1 Randomization - Daily Topical Application Placebo Zorblisa 6% Open-Label Zorblisa (6%) 3-Month Double-Blind Treatment Period Assessments: 0, 14, 30, 60, 90 Days Optional Extension (SD-006) Primary Efficacy Endpoint: Target Wound Healing at Month 2 US and EU regulatory authorities agreed to target wound healing as primary endpoint Baseline wound: Chronic (≥ 21 days), size ≥10 cm2 Phase 3 Initiated in 2Q15 and Currently Enrolling Patients; Entry Criteria (Wounds ≥10 cm2) Increase Probability for Success Based on Phase 2a and 2b Data To date, 31/31 patients completing Study 005 entered extension study* *Information as of September 24, 2015. Data expected in Q2 – Q3 2016

Zorblisa Regulatory Pathway Breakthrough Therapy Designation (BTD) based on Phase 2 POC Orphan drug designation FDA agreement on rolling NDA submission Preclinical/CMC requirements completed Orphan drug designation Approved Pediatric Investigation Plan (PIP) Defined registration pathway FDA and EMA Aligned on Phase 3 Study Design and Feedback to Date Provides Confidence in High Likelihood of Global Approval of Zorblisa in Major Subtypes of EB ROW regulatory path based on EMA and FDA submissions

Zorblisa Rolling NDA Expected Timelines Rolling NDA Initiation – Non-Clinical Section 2H 2016 1H 2016 2H 2015 CMC Section Phase 3 Data Pre-NDA Meeting Clinical (Final) Section NDA Submission Complete U.S. FDA Agreed to Rolling NDA Submission; Expected to Commence in 4Q15 Preclinical/CMC Requirements Defined and Agreed Upon by FDA

Potential $1B+ Global EB Commercial Opportunity for Zorblisa Significant Global Commercial Opportunity Supported by Profound Unmet Clinical Need, Strong Stakeholder Support and High Orphan Prevalence Source: Third Party Market Research and Analysis Diagnosed EB Patients by Geography Significant Unmet Medical Need Significant Unmet Clinical Need No approved treatments, opportunity for first-in-class Compelling proof-of-concept in meaningful endpoints Studied in all EB subtypes Strong Stakeholder Support Physicians indicate usage in 100% patients due to product profile and urgent need Payers indicate support for broad reimbursement if approved Large Commercial Opportunity 30,000 – 40,000 diagnosed in major markets Patients largely seen by neonatal wards, primary care physicians and dermatologists at major medical centers KOLs expect diagnosis rates to increase as EB is better characterized and awareness grows: (US, EU3, Japan) U.S. 52% EU3 35% Japan 13%

Positive KOL Feedback on Zorblisa Target Product Profile Overall KOL perception of Zorblisa’s TPP Average score, 1-7 (n=24) Degree of unmet need versus Zorblisa’s ability to meet needs Average score, 1-7 (24) Degree of need Reduction in frequency of bandage changes Disease-modifying therapy Efficacious therapies for wound healing Reduction in incidence of cancer Reduction in syndactyly Improving itch Improving pain Zorblisa’s ability to meet need NOTE: Assumes Zorblisa achieves TPP Physicians Report They Would Use Zorblisa in 100% of EB Patients Based on High Perception of Phase 2 Data and Target Product Profile Source: Third Party Market Research and Analysis 2 3 4 5 6 7 2 3 4 5 6 7 5.3 6.0 6.0 5.7 7.0

Next-Generation ERT Technology Platforms

Amicus R&D Engine: Multiple Technology Platforms Unique Expertise and Technologies to Transform the Treatment of Lysosomal Storage Diseases Pharmacological Chaperones Next-Gen ERTs Next-Gen ERTs + Chaperones

Amicus Biologics Platform Technologies Activity/ Stability Tolerability / Immunogenicity Uptake/ Targeting Multiple Complementary Amicus Platform Technologies With Potential to Address The Challenges with Existing ERTs Today Uniquely Engineered rhGAA Optimized M6P & Carbohydrates

Next-Generation ERT for Pompe Disease

Pompe Disease Overview Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality Incidence 1:28,0001 Elevated Glycogen in Muscle Severe, Fatal, Progressive Neuromuscular Disease with Significant Unmet Need Despite Availability of ERT 1Evidence Report – Newborn Screening for Pompe Disease – June 2013 – HRSA.gov

Select Milestones in Pompe Drug Development

A Decade After Initial Clinical Studies of Myozyme®, Researchers Still Working to Develop Next-Generation Treatment for Pompe Patients



Preclinical POC and scale up for ATB200 cell line at Amicus
Amicus initial Phase 2 POC for CHART in Pompe (chaperone + Myozyme®/Lumizyme®)
Callidus initial PoC for rhGAA cell line (ATB200) with improved carbohydrate structure
First infant Pompe patient has immune system ablated
Amicus acquires Callidus
1998
...
2001
...
2005
2006
2007
2008
...
2012
2013
2014
Myozyme® Phase 3 data in infants
Novazyme initial PoC for rhGAA cell line - acquired by Genzyme
Myozyme® Phase 3 data in late-onset patients
First rhGAA cell line developed
Myozyme® approved

37
Amicus Therapeutics

Amicus Biologics Capabilities Master cell banking in 2013 Cell line scaled to 250 L in 2014 First GMP batch completed 2Q15 Additional GMP runs underway for clinical supply IND-enabling tox studies nearing completion by 4Q15 Significant Progress From Pompe Master Cell Banking to GMP Manufacturing in < 2 Years While Maintaining High Levels of M6P and Proper Glycosylation Image from Satorius Stedim

ATB200 + Chaperone Preclinical Proof-of-Concept Chaperone (mg/kg) 1 10 3 _ rhGAA ERT (20 mg/kg) Lumi ATB200 _ _ _ ATB200 + Chaperone Reduced Skeletal Muscle Glycogen to Near Normal Levels in Gaa KO Mice1 1Two IV bolus administrations of ERT (every other week ). Pharmacological chaperone administered orally 30 min prior to ERT. Tissues harvested 2 weeks after last dose. Tissues analyzed for GAA activity and glycogen content Residual Glycogen in Quadriceps Residual Glycogen- Quadriceps Glycogen (ug/mgprotein) 0 100 200 300 400 * * * *

ATB200 + Chaperone Preclinical Proof-of-Concept

Glycogen Clearance Correlates with Endocytic Vesicle Turnover in Skeletal Muscle in *Gaa* KO Mice[1]

PAS- glycogen staining in Quadriceps

PAS (20x)



Untreated | Alglucosidase Alfa | ATB200 | ATB200+ AT2221 | Wild Type

LAMP1 Immunohistochemical staining in Soleus

LAMP1 (40x)



Untreated | Alglucosidase Alfa | ATB200 | ATB200+AT2221 | Wild Type

[1]Following 2 doses of 20mg/kg Alglucosidase Alfa and ATB200 +/- AT2221 in Gaa KO mice, skeletal muscle evaluated for glycogen clearance and lysosomes. Treatment with ATB200 resulted in greater glycogen reduction and improved muscle physiology. Co-administration of ATB200 with AT2221 had an even greater impact on decreasing the muscle pathology associated with Pompe disease.

40

Amicus Therapeutics

Proposed Pompe Clinical Development Plan Current Approved ERT Treatment Slide 41 Observational Study (ERT-Treated Patients) ATB200 + Chaperone Phase 1/2 Safety , PK, Activity Study (Naïve and ERT-Switch Patients) Long-Term Open-Label Extension Study Phase 3 Pivotal Study (Clinical Endpoints) (ERT-Switch Patients) Switch to ATB200 + Chaperone Long-Term Open-Label Extension Study 3Q15 4Q15 2H16

Next-Generation ERT for Fabry Disease

Fabry Franchise Binds to and stabilizes endogenous mutant enzyme (α-Gal A) in ER Increases trafficking and lysosomal levels of active enzyme Binds to and stabilizes exogenous enzyme (ERT) in circulation Increases tissue uptake and lysosomal levels of active enzyme LOWERED SUBSTRATE Migalastat is Designed to Stabilize a Patient’s Own Enzyme or an Infused ERT Galafold Oral Personalized Medicine (Amenable Mutations) Chaperone + ERT (Non-Amenable Mutations)

Fabry Franchise Strategy Our Vision is to Treat All Fabry Patients with an Amicus Product if Approved Amenable Patients Non-Amenable Patients Galafold personalized medicine Small molecule (broad tissue distribution) Differentiated efficacy profile Convenient oral dosing Combination approach Chaperone stabilizes ERT Better targeting and tissue uptake potential Migalastat

Financial Summary & Upcoming Milestones

Financial Summary Financial Position June 30, 2015 Current Cash: $361.4M Net Proceeds from 2Q Offering $258.8M 2015 Forecasted Closing Cash Balance: $200-$225M Cash Runway: 2017 Capitalization Shares Outstanding (September 28, 2015): 118,927,867 Cash Position Provides Runway Under Current Operating Plan Into 2017

Significant Value Creation in Next 6-18 Months

Amicus Vision to Have One Product Launched (Galafold for Fabry), One Product Submitted to Regulators (Zorblisa for EB), and One Product in Phase 3 Study (ATB200 for Pompe) by YE16: Each with $500M-$1B+ Global Product Sales Potential

2H 2015	1H 2016	2H 2016
Pompe observational study initiation	Galafold EU launch	Pompe Phase 3 study initiation
Submission of non-clinical section of Zorblisa NDA	Submission of CMC section of Zorblisa NDA	Submission of final (clinical) section of Zorblisa NDA
Pompe Phase 1/2 study initiation	Pompe Phase 1/2 interim data	Galafold U.S. PDUFA Date
Galafold NDA submission (Subpart H)	Phase 3 Zorblisa data	Zorblisa MAA submission
Galafold CHMP Opinion		

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Amicus Therapeutics

Corporate Overview September 30, 2015